                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 15, 2007

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                          TAL INTERNATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                333-126317                    20-1796526
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)           File Number)               Identification No.)

                             100 Manhattanville Road
                          Purchase, New York 10577-2135
          (Address of Principal Executive Offices, including Zip Code)

                            Telephone: (914) 251-9000
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 15, 2007, TAL International Container Corporation, a wholly owned subsidiary of TAL International Group, Inc., entered into a new senior secured revolving credit facility (the "New Revolving Credit Facility") which refinances its existing revolving credit facility (the "Former Revolving Credit Facility").
The Former Revolving Credit Facility will be terminated in accordance with its terms.

The initial commitment under the New Revolving Credit Facility is $135.0 million, which steps down to $100.0 million at March 31, 2008. The maturity date of the New Revolving Credit Facility is August 15, 2012. The initial commitment fee and interest rate under the New Revolving Credit Facility are 0.20% and
LIBOR plus 1.00%, respectively, subject to a pricing grid from and after March
31, 2008.

The foregoing description is qualified by reference to the New Revolving Credit
Facility, which is filed as Exhibit 10.48 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

      10.48   Credit Agreement, dated as of August 15, 2007, by and among TAL
International Container Corporation, National City Bank, as Administrative Agent
and Collateral Agent, and the Lenders party thereto.

      10.49   Security Agreement, dated as of August 15, 2007, by and among TAL
International Container Corporation and National City Bank, as Collateral Agent.

      10.50   Pledge Agreement, dated as of August 15, 2007, by and among TAL
International Container Corporation and National City Bank, as Collateral Agent.

      10.51   Guaranty, dated as of August 15, 2007, made by TAL International
Group, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TAL International Group, Inc.

Dated: August 15, 2007                          By: /s/ Jeffrey M. Casucci
                                                    ----------------------------
                                                    Name: Jeffrey M. Casucci
                                                    Title: Vice President

                                INDEX TO EXHIBITS

EXHIBIT                                 DESCRIPTION
-------     --------------------------------------------------------------------
10.48       Credit Agreement, dated as of August 15, 2007, by and among TAL
            International Container Corporation, National City Bank, as
            Administrative Agent and Collateral Agent, and the Lenders party thereto.

10.49       Security Agreement, dated as of August 15, 2007, by and among TAL
            International Container Corporation and National City Bank, as
            Collateral Agent.

10.50       Pledge Agreement, dated as of August 15, 2007, by and among TAL
            International Container Corporation and National City Bank, as
            Collateral Agent.

10.51       Guaranty, dated as of August 15, 2007, made by TAL International
            Group, Inc.